                                                                   EXHIBIT 99.16

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   OWNIT, SERIES 2005-2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,102,531,000] (APPROXIMATE)
                                     OWNIT

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                                MARCH [30], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   OWNIT, SERIES 2005-2
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance     $    101,757,856
Aggregate Original Principal Balance        $    101,883,942
Number of Mortgage Loans                               1,875

                                   MINIMUM       MAXIMUM      AVERAGE(1)
                                   --------     ----------   ------------
Original Principal Balance         $ 10,000     $  220,750   $     54,338
Outstanding Principal Balance      $  2,932     $  220,349   $     54,271

                                    MINIMUM         MAXIMUM     WEIGHTED AVERAGE(2)
                                   --------         -------     -------------------
Original Term (mos)                  180               360            292
Stated remaining Term (mos)          172               360            290
Loan Age (mos)                         0                 8              2
Current Interest Rate              5.990%           12.575%         9.689%
Initial Interest Rate Cap(4)         NA               NA              NA
Periodic Rate Cap(4)                 NA               NA              NA
Gross Margin(4)                      NA               NA              NA
Maximum Mortgage Rate(4)             NA               NA              NA
Minimum Mortgage Rate(4)             NA               NA              NA
Months to Roll(4)                    NA               NA              NA
Original Loan-to-Value             66.67%           100.00%         99.30%
Credit Score(3)                      566               812            670

                        EARLIEST          LATEST
                       ----------       ----------
Maturity Date          07/01/2019       03/01/2035


                           PERCENT OF                                       PERCENT OF
LIEN POSITION            MORTGAGE POOL            YEAR OF ORIGINATION      MORTGAGE POOL
1st Lien                     0.00%              2004                           40.15%
2nd Lien                   100.00               2005                           59.85

OCCUPANCY                                       LOAN PURPOSE
Primary                     99.92%              Purchase                       86.75%
Second Home                  0.08               Refinance - Rate/Term           1.36
Investment                   0.00               Refinance - Cashout            11.89

LOAN TYPE                                       PROPERTY TYPE
Fixed Rate                 100.00%              Single Family                  77.50%
ARM                          0.00               Condominium                     8.75
                                                Planned Unit Development        9.20

AMORTIZATION TYPE                               Two- to Four-Family             4.55
Fully Amortizing            62.48%
Interest Only                0.00
Balloon                     37.52

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                     NUMBER       AGGREGATE     PERCENT                WEIGHTED    AVERAGE       WEIGHTED
                       OF         PRINCIPAL       OF        WEIGHTED    AVERAGE   PRINCIPAL      AVERAGE        PERCENT
RANGE OF            MORTGAGE       BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE       ORIGINAL        FULL     PERCENT
MORTGAGE RATES       LOANS       OUTSTANDING     POOL        COUPON      SCORE   OUTSTANDING       LTV            DOC       IO
------------------  --------    ------------    --------    --------   --------  -----------     --------      ---------  -------
5.501% to 6.000%         1      $     62,463      0.06%      5.990%      711     $    62,463       100.00%        0.00%     0.00%
6.501% to 7.000%         1            32,696      0.03       7.000       762          32,696        99.97       100.00      0.00
7.001% to 7.500%         1            48,890      0.05       7.500       746          48,890       100.00       100.00      0.00
7.501% to 8.000%       126         5,783,501      5.68       7.944       693          45,901        98.36        98.14      0.00
8.001% to 8.500%       162         9,624,236      9.46       8.397       725          59,409        99.63        72.24      0.00
8.501% to 9.000%       355        21,682,327     21.31       8.905       712          61,077        99.49        34.50      0.00
9.001% to 9.500%       251        15,092,510     14.83       9.362       676          60,130        99.43        56.88      0.00
9.501% to 10.000%      236        13,252,053     13.02       9.822       665          56,153        98.63        56.67      0.00
10.001% to 10.500%     184         8,875,341      8.72      10.381       644          48,236        99.24        62.91      0.00
10.501% to 11.000%     342        17,947,609     17.64      10.846       624          52,478        99.37        83.49      0.00
11.001% to 11.500%     168         7,032,180      6.91      11.308       613          41,858        99.79        92.56      0.00
11.501% to 12.000%      47         2,309,081      2.27      11.749       617          49,129        99.88        91.70      0.00
12.501% to 13.000%       1            14,969      0.01      12.575       599          14,969        88.41       100.00      0.00
                     -----      ------------    ------      ------       ---     -----------       ------       ------      ----
TOTAL:               1,875      $101,757,856    100.00%      9.689%      670     $    54,271        99.30%       64.36%     0.00%
                     -----      ------------    ------      ------       ---     -----------       ------       ------      ----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.990% per annum to 12.575% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 9.689% per annum.

REMAINING MONTHS TO STATED MATURITY

                          NUMBER     AGGREGATE     PERCENT                WEIGHTED      AVERAGE       WEIGHTED
                            OF       PRINCIPAL       OF        WEIGHTED   AVERAGE      PRINCIPAL       AVERAGE    PERCENT
RANGE OF                 MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT       BALANCE       ORIGINAL     FULL     PERCENT
REMAINING TERMS(MONTHS)   LOANS     OUTSTANDING      POOL       COUPON     SCORE      OUTSTANDING        LTV        DOC       IO
-----------------------  --------  -------------  ---------    --------   --------    -----------     --------   --------   --------
169 to 180                   702   $  38,287,654     37.63%     9.635%      674        $    54,541       99.30%    56.95%     0.00%
229 to 240                     3         122,504      0.12      9.677       697             40,835      100.00     21.18      0.00
349 to 360                 1,170      63,347,698     62.25      9.721       668             54,143       99.30     68.92      0.00
                           -----   -------------    ------      -----       ---        -----------       -----     -----      ----
TOTAL:                     1,875   $ 101,757,856    100.00%     9.689%      670        $    54,271       99.30%    64.36%     0.00%
                           -----   -------------    ------      -----       ---        -----------       -----     -----      ----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 172 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 290 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                              NUMBER     AGGREGATE     PERCENT              WEIGHTED      AVERAGE     WEIGHTED
                               OF        PRINCIPAL       OF      WEIGHTED   AVERAGE      PRINCIPAL    AVERAGE     PERCENT
RANGE OF ORIGINAL MORTGAGE   MORTGAGE    BALANCE      MORTGAGE   AVERAGE     CREDIT       BALANCE     ORIGINAL     FULL      PERCENT
LOAN PRINCIPAL BALANCES       LOANS     OUTSTANDING     POOL      COUPON     SCORE      OUTSTANDING     LTV         DOC        IO
--------------------------  ---------  ------------   ---------  --------   --------    -----------   --------    -------    -------
$50,000 or less                1,040   $ 34,108,808     33.52%    9.829%      658       $    32,797     99.41%      77.69%    0.00%
$50,001 to $100,000              663     46,875,639     46.07     9.697       673            70,702     99.45       56.98     0.00
$100,001 to $150,000             155     17,658,918     17.35     9.452       684           113,929     99.62       51.94     0.00
$150,001 to $200,000              13      2,254,381      2.22     9.006       692           173,414     94.82      100.00     0.00
$200,001 to $250,000               4        860,110      0.85    10.385       657           215,027     92.79      100.00     0.00
                               -----   ------------    ------    ------       ---       -----------     -----      ------     ----
TOTAL:                         1,875   $101,757,856    100.00%    9.689%      670       $    54,271     99.30%      64.36%    0.00%
                               -----   ------------    ------    ------       ---       -----------     -----      ------     ----

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $2,932 to approximately $220,349 and the average outstanding principal balance of the Mortgage Loans was approximately $54,271.

PRODUCT TYPES

                        NUMBER     AGGREGATE     PERCENT                WEIGHTED      AVERAGE       WEIGHTED
                          OF       PRINCIPAL       OF        WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE     PERCENT
                       MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT       BALANCE       ORIGINAL      FULL     PERCENT
PRODUCT TYPES           LOANS     OUTSTANDING     POOL        COUPON     SCORE      OUTSTANDING       LTV         DOC         IO
------------------     --------  ------------   ---------    --------   --------    -----------     --------    -------    --------
15 Year Fixed               4    $    112,615      0.11%     9.563%       662       $    28,154       97.62%     41.98%      0.00%
20 Year Fixed               3         122,504      0.12      9.677        697            40,835      100.00      21.18       0.00
30 Year Fixed           1,170      63,347,698     62.25      9.721        668            54,143       99.30      68.92       0.00
Balloon Loans             698      38,175,039     37.52      9.635        674            54,692       99.31      57.00       0.00
                        -----    ------------    ------      -----        ---       -----------       -----      -----       ----
TOTAL:                  1,875    $101,757,856    100.00%     9.689%       670       $    54,271       99.30%     64.36%      0.00%
                        -----    ------------    ------      -----        ---       -----------       -----      -----       ----

AMORTIZATION TYPE

                        NUMBER     AGGREGATE     PERCENT                WEIGHTED      AVERAGE       WEIGHTED
                          OF       PRINCIPAL        OF       WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE     PERCENT
                       MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT       BALANCE       ORIGINAL     FULL      PERCENT
ADJUSTMENT TYPE         LOANS     OUTSTANDING      POOL       COUPON     SCORE      OUTSTANDING       LTV         DOC         IO
------------------     --------  ------------   ---------    --------   --------    -----------     --------    --------   -------
Fully Amortizing        1,177    $ 63,582,817    62.48%      9.721%       668       $    54,021       99.30%     68.78%     0.00%
Balloon                   698      38,175,039    37.52       9.635        674            54,692       99.31      57.00      0.00
                        -----    ------------   ------       -----        ---       -----------       -----      -----      ----
TOTAL:                  1,875    $101,757,856   100.00%      9.689%       670       $    54,271       99.30%     64.36%     0.00%
                        -----    ------------   ------       -----        ---       -----------       -----      -----      ----

ADJUSTMENT TYPE

                        NUMBER     AGGREGATE     PERCENT                WEIGHTED      AVERAGE       WEIGHTED
                         OF        PRINCIPAL       OF        WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE     PERCENT
                       MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE        ORIGINAL     FULL      PERCENT
ADJUSTMENT TYPE         LOANS     OUTSTANDING     POOL       COUPON      SCORE      OUTSTANDING       LTV         DOC         IO
------------------     --------  ------------   ---------    --------   --------    -----------     --------    --------   --------
Fixed Rate              1,875     101,757,856      1.00       0.097       670            54,271        0.99       0.64       0.00
                        -----    ------------    ------       -----       ---        ----------       -----      -----       ----
TOTAL:                  1,875    $101,757,856    100.00%      9.689%      670        $   54,271       99.30%     64.36%      0.00%
                        -----    ------------    ------       -----       ---        ----------       -----      -----       ----

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                        NUMBER     AGGREGATE     PERCENT               WEIGHTED      AVERAGE       WEIGHTED
                         OF        PRINCIPAL       OF        WEIGHTED  AVERAGE      PRINCIPAL       AVERAGE    PERCENT
GEOGRAPHIC             MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT        BALANCE       ORIGINAL      FULL     PERCENT
DISTRIBUTION            LOANS     OUTSTANDING     POOL       COUPON     SCORE      OUTSTANDING        LTV        DOC         IO
------------------     --------  ------------   ---------    --------  -------    ------------     ---------   --------   --------
Arizona                    98    $  3,691,237      3.63%      9.916%     658      $     37,666        99.38%     86.38%     0.00%
California                833      63,124,965     62.03       9.549      680            75,780        99.10      52.92      0.00
Colorado                  193       7,896,151      7.76       9.981      655            40,913        99.49      90.95      0.00
Florida                    20         764,817      0.75      10.402      648            38,241        99.90      86.22      0.00
Georgia                    75       2,705,029      2.66      10.643      642            36,067        99.81      77.93      0.00
Idaho                      56       1,592,645      1.57       9.772      646            28,440        99.54      87.15      0.00
Indiana                     3          83,558      0.08      11.128      620            27,853        99.99     100.00      0.00
Kentucky                   20         504,757      0.50      10.661      639            25,238        99.76      94.01      0.00
Michigan                   17         595,983      0.59       9.792      678            35,058        99.37      37.76      0.00
Minnesota                   2          88,615      0.09      10.673      633            44,308       100.00      58.66      0.00
Nebraska                    1          28,093      0.03      10.500      634            28,093       100.00     100.00      0.00
Nevada                      6         297,957      0.29       9.958      657            49,660        99.04      82.26      0.00
North Carolina             18         530,622      0.52      10.511      644            29,479        99.77      82.47      0.00
Ohio                       75       2,497,535      2.45      10.302      650            33,300        99.89      68.39      0.00
Oregon                    141       5,347,972      5.26       9.599      656            37,929        99.65      80.90      0.00
South Carolina              2          42,986      0.04      11.383      643            21,493        99.98     100.00      0.00
Tennessee                  70       1,803,525      1.77       7.990      621            25,765       100.00     100.00      0.00
Utah                       54       1,823,894      1.79      10.118      652            33,776        99.50      85.84      0.00
Washington                181       7,827,354      7.69       9.970      662            43,245        99.84      80.15      0.00
Wisconsin                   8         468,245      0.46       9.814      672            58,531        98.00      53.80      0.00
Wyoming                     2          41,916      0.04      10.144      634            20,958       100.00     100.00      0.00
                        -----    ------------    ------       -----      ---       -----------       ------     ------      ----
TOTAL:                  1,875    $101,757,856    100.00%      9.689%     670       $    54,271        99.30%     64.36%     0.00%
                        -----    ------------    ------       -----      ---       -----------       ------     ------      ----

No more than approximately 1.00% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                        NUMBER     AGGREGATE     PERCENT               WEIGHTED      AVERAGE        WEIGHTED
                         OF        PRINCIPAL       OF        WEIGHTED  AVERAGE      PRINCIPAL       AVERAGE    PERCENT
RANGE OF ORIGINAL      MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT        BALANCE        ORIGINAL     FULL      PERCENT
LOAN-TO-VALUE RATIOS    LOANS     OUTSTANDING     POOL       COUPON     SCORE      OUTSTANDING        LTV        DOC         IO
--------------------   --------  ------------   ---------    --------  --------    -----------     ---------   --------   --------
65.01% to 70.00%            1    $    199,904      0.20%      9.625%     635       $   199,904        66.67%     100.00%     0.00%
75.01% to 80.00%            3         330,799      0.33       8.604      678           110,266        80.00      100.00      0.00
80.01% to 85.00%            9         496,531      0.49       9.143      664            55,170        83.91       74.44      0.00
85.01% to 90.00%           46       1,959,099      1.93       9.444      666            42,589        89.81       60.44      0.00
90.01% to 95.00%           73       4,557,661      4.48       9.807      661            62,434        94.68       83.60      0.00
95.01% to 100.00%        1743      94,213,862     92.59       9.695      671            54,053        99.94       63.26      0.00
                        -----    ------------    ------       -----      ---       -----------        -----      ------      ----
TOTAL:                  1,875    $101,757,856    100.00%      9.689%     670       $    54,271        99.30%      64.36%     0.00%
                        -----    ------------    ------       -----      ---       -----------        -----      ------      ----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 66.67% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 100.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.30%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.81%.

LOAN PURPOSE

                        NUMBER     AGGREGATE     PERCENT               WEIGHTED      AVERAGE       WEIGHTED
                          OF       PRINCIPAL       OF        WEIGHTED  AVERAGE      PRINCIPAL       AVERAGE    PERCENT
                       MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT        BALANCE        ORIGINAL     FULL      PERCENT
LOAN PURPOSE            LOANS     OUTSTANDING     POOL        COUPON    SCORE      OUTSTANDING        LTV        DOC         IO
--------------------   --------  -------------  ---------    --------  --------    -----------     ---------   --------   --------
Purchase                 1,604   $  88,276,726    86.75%     9.662%       673      $    55,035       99.61%      61.20%      0.00%
Refinance - Cashout        241      12,094,735    11.89      9.855        651           50,186       97.17       85.75       0.00
Refinance - Rate Term       30       1,386,396     1.36      9.927        663           46,213       98.36       78.90       0.00
                         -----   -------------   ------      -----        ---      -----------       -----       -----       ----
TOTAL:                   1,875   $ 101,757,856   100.00%     9.689%       670      $    54,271       99.30%      64.36%      0.00%
                         -----   -------------   ------      -----        ---      -----------       -----       -----       ----

PROPERTY TYPE

                            NUMBER     AGGREGATE     PERCENT               WEIGHTED    AVERAGE      WEIGHTED
                             OF        PRINCIPAL       OF        WEIGHTED  AVERAGE    PRINCIPAL      AVERAGE    PERCENT
                           MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE      ORIGINAL     FULL      PERCENT
PROPERTY TYPE               LOANS     OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING      LTV         DOC        IO
------------------         --------  -------------  ---------    --------  --------  -----------   ---------   --------   --------
Single Family Residence     1,495    $  78,861,562    77.50%      9.677%     669     $    52,750      99.37%     63.94%     0.00%
Planned Unit Development      149        9,357,022     9.20       9.774      665          62,799      98.28      76.84      0.00
Condominium                   164        8,904,895     8.75       9.886      670          54,298      99.78      68.94      0.00
Two-to-Four Family             67        4,634,377     4.55       9.333      699          69,170      99.41      37.51      0.00
                            -----    -------------   ------       -----      ---     -----------      -----      -----      ----
TOTAL:                      1,875    $ 101,757,856   100.00%      9.689%     670     $    54,271      99.30%     64.36%     0.00%
                            -----    -------------   ------       -----      ---     -----------      -----      -----      ----

DOCUMENTATION

                           NUMBER      AGGREGATE      PERCENT                WEIGHTED    AVERAGE      WEIGHTED
                            OF         PRINCIPAL        OF        WEIGHTED   AVERAGE    PRINCIPAL      AVERAGE    PERCENT
                          MORTGAGE      BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL      PERCENT
DOCUMENTATION              LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC        IO
-----------------------   --------   -------------   ---------    --------  --------  -----------   ---------   --------   --------
Full Documentation          1,112    $  52,901,319      51.99%    9.822%      654      $    47,573     99.38%     100.00%     0.00%
No Income Verification        536       34,494,344      33.90     9.431       703           64,355     99.65        0.00      0.00
Full Documentation-Bank
 Statements                   196       12,593,280      12.38     9.823       651           64,251     98.12      100.00      0.00
Limited Income
 Verification                  31        1,768,913       1.74     9.765       675           57,062     98.79        0.00      0.00
                            -----    -------------     ------     -----       ---      -----------     -----      ------      ----
TOTAL:                      1,875    $ 101,757,856     100.00%    9.689%      670      $    54,271     99.30%      64.36%     0.00%
                            -----    -------------     ------     -----       ---      -----------     -----      ------      ----

OCCUPANCY

                          NUMBER       AGGREGATE      PERCENT               WEIGHTED    AVERAGE      WEIGHTED
                            OF         PRINCIPAL        OF       WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE      BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
OCCUPANCY                 LOANS      OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV        DOC        IO
-----------------        --------   -------------   ---------    -------   --------  -----------   ---------   --------   --------
Primary                     1,873   $  101,680,386      99.92%    9.689%      670    $     54,287     99.31%      64.36%     0.00%
Second Home                     2           77,470       0.08     8.819       681          38,735     90.45       63.61      0.00
                            -----   --------------     ------     -----       ---    ------------     -----       -----      ----
TOTAL:                      1,875   $  101,757,856     100.00%    9.689%      670    $     54,271     99.30%      64.36%     0.00%
                            -----   --------------     ------     -----       ---    ------------     -----       -----      ----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                          NUMBER       AGGREGATE      PERCENT               WEIGHTED    AVERAGE      WEIGHTED
                            OF         PRINCIPAL        OF        WEIGHTED  AVERAGE    PRINCIPAL      AVERAGE    PERCENT
MORTGAGE LOANS AGE        MORTGAGE      BALANCE       MORTGAGE    AVERAGE   CREDIT      BALANCE      ORIGINAL     FULL      PERCENT
(MONTHS)                   LOANS      OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING      LTV         DOC        IO
------------------        --------   -------------   ---------    --------  --------  -----------   ---------   --------   --------
0                            109     $   5,975,396      5.87%     10.387%     648     $    54,820      99.08%      73.43%    0.00%
1                            978        53,356,928     52.44       9.791      666          54,557      99.38       65.65     0.00
2                            236        12,329,126     12.12       9.713      669          52,242      99.63       60.39     0.00
3                            279        14,298,079     14.05       9.036      688          51,248      98.91       66.87     0.00
4                             82         4,672,973      4.59       9.088      698          56,987      99.28       56.43     0.00
5                            144         8,310,031      8.17       9.956      669          57,709      99.37       58.88     0.00
6                             26         1,611,816      1.58       9.388      685          61,993      99.17       53.55     0.00
7                             20         1,188,538      1.17      10.068      664          59,427      98.37       55.59     0.00
8                              1            14,969      0.01      12.575      599          14,989      88.41      100.00     0.00
                           -----     -------------    ------      ------      ---     -----------      -----      ------     ----
TOTAL:                     1,875     $ 101,757,856    100.00%      9.689%     670     $    54,271      99.30%      64.36%    0.00%
                           -----     -------------    ------      ------      ---     -----------      -----      ------     ----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                         NUMBER       AGGREGATE     PERCENT                WEIGHTED   AVERAGE       WEIGHTED
                          OF         PRINCIPAL        OF        WEIGHTED   AVERAGE   PRINCIPAL      AVERAGE    PERCENT
ORIGINAL PREPAYMENT     MORTGAGE      BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE       ORIGINAL    FULL       PERCENT
PENALTY TERM             LOANS      OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING       LTV        DOC         IO
--------------------    --------   -------------   ---------    -------   --------  -----------   ---------   ---------   --------
None                        593    $  25,834,625      25.39%    10.126%     658     $    43,566      99.47%     83.09%      0.00%
12 Months                    53        4,034,698       3.96      9.633      688          76,126      98.34      65.33       0.00
24 Months                 1,154       67,411,047      66.25      9.536      674          58,415      99.28      56.44       0.00
36 Months                    74        4,422,383       4.35      9.500      666          59,762      99.52      74.45       0.00
60 Months                     1           55,102       0.05     11.125      653          55,102     100.00     100.00       0.00
                          -----    -------------     ------     ------      ---     -----------     ------     ------       ----
TOTAL:                    1,875    $ 101,757,856     100.00%     9.689%     670     $    54,271      99.30%     64.36%      0.00%
                          -----    -------------     ------     ------      ---     -----------     ------     ------       ----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

CREDIT SCORES

                    NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                     OF        PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
RANGE OF           MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL    PERCENT
CREDIT SCORES       LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC      IO
-------------      --------  ------------  ----------  --------  --------  -----------  --------  -------   -------
566 to 575              2    $     88,468      0.09%    11.050%     568    $    44,234    94.01%   100.00%    0.00%
576 to 600            111       4,612,250      4.53     10.958      592         41,552    99.79    100.00     0.00
601 to 625            368      16,352,006     16.07     10.777      613         44,435    99.45     97.95     0.00
626 to 650            331      17,254,425     16.96     10.304      640         52,128    98.83     86.18     0.00
651 to 675            350      19,568,659     19.23      9.732      662         55,910    99.23     62.09     0.00
676 to 700            293      16,704,555     16.42      9.139      687         57,012    99.22     47.74     0.00
701 to 725            205      13,637,889     13.40      8.744      711         66,526    99.26     39.18     0.00
726 to 750            105       6,348,053      6.24      8.776      738         60,458    99.83     26.58     0.00
751 to 775             70       4,512,452      4.43      8.698      760         64,464    99.85     37.52     0.00
776 to 800             33       2,303,609      2.26      8.597      785         69,806    99.99     39.27     0.00
801 to 812              7         375,490      0.37      8.701      805         53,641    99.50     40.55     0.00
                    -----    ------------    ------      -----      ---    -----------    -----     -----     ----
TOTAL:              1,875    $101,757,856    100.00%     9.689%     670    $    54,271    99.30%    64.36%    0.00%
                    -----    ------------    ------      -----      ---    -----------    -----     -----     ----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-of Date ranged from 566 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 670.